Exhibit 99.2

Goodrich Corporation Fourth Quarter 2009 Results January 28, 2010

Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company's future plans, objectives and expected performance. The Company cautions readers that any such forward- looking statements are based on assumptions that the Company believes are reasonable, but are subject to a wide range of risks, and actual results may differ materially. Important factors that could cause actual results to differ include, but are not limited to: demand for and market acceptance of new and existing products, such as the Airbus A350 XWB and A380, the Boeing 787 Dreamliner, the Embraer 190, the Dassault Falcon 7X, the Lockheed Martin F-35 Lightning II and the Northrop Grumman Joint STARS re-engining program; the health of the commercial aerospace industry, including the impact of bankruptcies and/or mergers in the airline industry; global demand for aircraft spare parts and aftermarket services; and other factors discussed in the Company's filings with the Securities and Exchange Commission and in the Company's January 28, 2010 Fourth Quarter 2009 Results press release. The Company cautions you not to place undue reliance on the forward-looking statements contained in this presentation, which speak only as of the date on which such statements were made. The Company undertakes no obligation to release publicly any revisions to these forward- looking statements to reflect events or circumstances after the date on which such statements were made or to reflect the occurrence of unanticipated events. Forward Looking Statements

Operational Highlights

Fourth Quarter 2009 Highlights Announced and completed the acquisition of Atlantic Inertial Systems (AIS) Provides mission-critical guidance, stabilization and navigation products for military and defense market Expected to be slightly accretive to earnings in 2010 First flight of the Boeing 787 Dreamliner featured a significant number of Goodrich products Including nacelle and thrust reverser system and electric wheels and brakes Selected by flydubai to supply carbon brakes for Boeing 737-800 aircraft Provides airlines with significant weight savings, compared to steel brakes Opened new maintenance, repair and overhaul facility in Sao Carlos, Brazil Focus will be on TAM and other customers in Latin America and the Caribbean

Fourth Quarter Financial Results

Fourth Quarter 2009 Results Fourth quarter 2009 sales of $1,642 million decreased 3 percent compared to fourth quarter 2008 sales of $1,695 million Compared to the fourth quarter 2008, sales were reduced by approximately $12 million due to impact of the formation of the engine controls JV with Rolls-Royce and foreign currency exchange rate Fourth quarter 2009 net income per diluted share of $0.82 decreased 39 percent compared to fourth quarter 2008 net income per diluted share of $1.35 Fourth quarter 2009 total segment operating income margin was 14.2 percent, compared to 16.3 percent in the fourth quarter 2008 Higher 2009 pension expense reduced fourth quarter 2009 margins by 1.6%, compared to fourth quarter 2008 Net cash provided by operating activities, minus capital expenditures, of $176 million 166% conversion of income from continuing operations

(Dollars in Millions, excluding EPS) 4th Qtr 2009 4th Qtr 2008 Change Sales $1,642 $1,695 (3%) Segment operating income $234 $276 (15%) - % of Sales 14.2% 16.3% -2.1% Net Income $105 $169 (38%) Net Income per diluted Share $0.82 $1.35 (39%) Fourth Quarter 2009 - Financial Summary Year-over-Year Performance Note: Increased fourth quarter 2009 pension expense reduced operating income by $26 million, and margin by ~ 1.6 percent, across all segments, compared to the fourth quarter 2008

Fourth Quarter 2009 Year-over-Year Financial Change Analysis (Dollars in Millions) (Dollars in Millions) Item Sales After-tax Income Per Diluted Share Fourth Quarter 2008 - Net Income $1,695 $169 $1.35 Overall volume, cost containment, efficiency, mix, share count, other ($41) ($6) ($0.07) Increased restructuring, acquisition and JV formation costs and increased environmental reserves ($6) ($0.05) Share-based compensation ($7) ($0.05) Increased pension expense ($16) ($0.13) Decrease revision of estimates for certain long-term contracts ($3) ($0.03) Higher effective tax rate ($11) ($0.08) 2008 income related to Rolls-Royce engine controls JV - Not repeated in 4Q2009 ($15) ($0.12) Sales impact of FX and formation of JV ($12) N/A N/A Fourth Quarter 2009 - Net Income $1,642 $105 $0.82

Fourth Quarter 2009 Year-over-Year Segment Results 4th Quarter 2009 4th Quarter 2008 Change Change Dollars in Millions 4th Quarter 2009 4th Quarter 2008 $ % Sales Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Total Sales $ 645 $ 533 $ 464 $1,642 $ 579 $ 603 $ 513 $1,695 $ 66 ($ 70) ($ 49) ($ 53) 11% (12%) (10%) (3%) Segment OI Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Total Segment OI $ 68.3 $100.6 $ 65.0 $233.9 $ 61.4 $ 145.6 $ 69.0 $ 276.0 $ 6.9 ($ 45.0) ($ 4.0) ($ 42.1) 11% (31%) (6%) (15%) Segment Margin Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Overall Segment Margin 10.6% 18.9% 14.0% 14.2% 10.6% 24.1% 13.4% 16.3% N/A N/A N/A N/A -- -5.2% 0.6% -2.1%** Note: Increased fourth quarter 2009 pension expense reduced operating income by $26 million, and margin by ~ 1.6 percent, across all segments, compared to the fourth quarter 2008

Summary Cash Flow Information Item (Dollars in Millions) 4th Quarter 2009 4th Quarter 2008 Net Income - Continuing Operations $109 $173 Depreciation and Amortization $64 $65 Working Capital - (increase)/decrease - defined as the sum of A/R, Product Inventory (net of pre-production and excess over average) and A/P $32 $8 Preproduction and excess over average inventory (non-product inventory) ($55) ($37) Deferred income taxes and taxes payable $43 $38 Pension Contributions - worldwide ($64) ($126) All other $101 $205 Cash Flow from Operations $230 $326 Capital Expenditures ($54) ($95)

Full Year 2009 Financial Results

Full Year 2009 Results Full year 2009 sales of $6,686 million decreased 5 percent compared to full year 2008 sales of $7,062 million Compared to the full year 2008, sales were reduced by approximately $273 million, a decrease of 4 percent, due to impact of the formation of the engine controls JV with Rolls-Royce and foreign currency exchange rate Full year 2009 net income per diluted share of $4.70 decreased 12 percent compared to full year 2008 net income per diluted share of $5.35 Full year 2009 earnings per share from continuing operations of $4.43, compared to full year 2008 earnings per share from continuing operations of $5.29. Full year 2009 total segment operating income margin was 15.8 percent, compared to 17.2 percent for the full year 2008 Higher pension expense reduced 2009 margins by 1.5%, compared to 2008 Net cash provided by operating activities, minus capital expenditures, of $488 million 87% conversion of income from continuing operations Included worldwide pension plan contributions totaling $238 Fourth quarter voluntary pension plan contributions were $50 million higher than our prior outlook

(Dollars in Millions, excluding EPS) Full Year 2009 Full Year 2008 Change Sales $6,686* $7,062 (5%) Segment operating income $1,059** $1,216 (13%) - % of Sales 15.8%** 17.2% -1.4% Net Income $597 $681 (12%) Net Income per diluted Share $4.70 $5.35 (12%) Earnings per diluted share - continuing operations $4.43 $5.29 (16%) Full Year 2009 - Financial Summary Year-over-Year Performance Includes unfavorable sales impacts, compared to full year 2008, of approximately $273 million related to foreign currency exchange rate, and lower sales resulting from the formation of the Rolls-Royce engine controls joint venture ** Increased full year 2009 pension expense reduced operating income by $102 million, and margin by ~ 1.5 percent, across all segments, compared to the full year 2008

Full Year 2009 Year-over-Year Financial Change Analysis (Dollars in Millions) (Dollars in Millions) Item Sales After-tax Income Per Diluted Share Full Year 2008 - Net Income $7,062 $681 $5.35 Income from discontinued operations $27 $0.21 Overall volume, cost containment, efficiency, mix, share count, other ($103) $13 $0.14 Increased pension expense ($64) ($0.51) Share-based compensation ($19) ($0.16) Decrease revision of estimates for certain long-term contracts ($42) ($0.33) Lower effective tax rate $26 $0.20 Increased restructuring charges ($12) ($0.10) 2008 income related to Rolls-Royce engine controls JV - Not repeated in 4Q2009 ($13) ($0.10) Sales impact of FX and formation of JV ($273) N/A N/A Full Year 2009 - Net Income $6,686 $597 $4.70 Significant cost containment initiatives enabled Goodrich to substantially overcome significant income challenges

Full Year 2009 Year-over-Year Segment Results Full Year 2009 Full Year 2008 Change Change Dollars in Millions Full Year 2009 Full Year 2008 $ % Sales Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Total Sales $ 2,524 $ 2,323 $ 1,839 $ 6,686* $ 2,615 $ 2,486 $ 1,961 $ 7,062 ($ 91) ($ 163) ($ 122) ($ 376) (3%) (7%) (6%) (5%) Segment OI Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Total Segment OI $ 266.9 $ 515.3 $ 276.4 $ 1,058.6** $ 300.0 $ 647.5 $ 268.8 $ 1,216.3 ($ 33.1) ($ 132.2) $ 7.6 ($ 157.7) (11%) (20%) 3% (13%) Segment Margin Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Overall Segment Margin 10.6% 22.2% 15.0% 15.8%** 11.5% 26.1% 13.7% 17.2% N/A N/A N/A N/A -0.9% -3.9% 1.3% -1.4%** * Includes unfavorable sales impacts, compared to full year 2008, of approximately $273 million related to foreign currency exchange rate, and lower sales resulting from the formation of the Rolls-Royce engine controls joint venture ** Increased full year 2009 pension expense reduced operating income by $102 million, and margin by ~ 1.5 percent, across all segments, compared to the full year 2008

Summary Cash Flow Information Item (Dollars in Millions) Full Year 2009 Full Year 2008 Net Income - Continuing Operations $576 $692 Depreciation and Amortization $249 $257 Working Capital - (increase)/decrease - defined as the sum of A/R, Product Inventory (net of pre-production and excess over average) and A/P ($140) ($177) Preproduction and excess over average inventory (non-product inventory) ($180) ($121) Deferred income taxes and taxes payable $191 $180 Pension Contributions - worldwide ($238) ($227) All other $199 $183 Cash Flow from Operations $657 $787 Capital Expenditures ($169) ($285)

Sales by Market Channel

Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Military aftermarket Milatary OE Other East 10 17 6 26 6 13 17 5 2009 Sales by Market Channel Total Sales $6.686 Billion Large Commercial Aircraft Aftermarket 26% Regional, Business & General Aviation Aftermarket 6% Boeing Commercial OE 10% Airbus Commercial OE 17% Defense & Space, OE & Aftermarket 30% Other 5% OE AM Balanced business mix; aftermarket represents ~45% of total sales Regional, Business & Gen. Av. OE 6% Total Commercial Aftermarket 32% Total Commercial OE 33% Total Defense and Space 30%

Sales by Market Channel 2009 Change Analysis Actual Goodrich Change Comparisons Actual Goodrich Change Comparisons Actual Goodrich Change Comparisons 4Q 2009* vs. 4Q 2008 4Q 2009* vs. 3Q 2009 Full Year 2009** vs. Full Year 2008 Boeing and Airbus - OE Production Aircraft Deliveries 22% 7% 3% Regional, Business & General Aviation - OE Aircraft Deliveries (44%) (2%) (31%) Aftermarket - Large Commercial, Regional, Business and GA ASMs, Age, Cycles, Fleet size (20%) (10%) (16%) Defense and Space - OE and Aftermarket US, UK Defense Budgets 11% 0% (Flat) 10% Other IGT, Other (7%) 3% (9%) Goodrich Total Sales (3%) 0% (Flat) (5%) *Includes unfavorable sales impacts, compared to 4Q2008, of approximately $12 million related to the formation of the Rolls- Royce engine controls joint venture and foreign currency exchange rate ** Includes unfavorable sales impacts, compared to Full year 2008, of approximately $273 million related to foreign currency exchange rate, and lower sales resulting from the formation of the Rolls-Royce engine controls joint venture

2010 Outlook

Full Year 2010 Outlook Sales outlook of approximately $7.1 billion - an increase of approximately 6 - 7% compared to 2009 results Large commercial OE sales expected to increase about 5%, assuming Current narrowbody production rates are maintained through early 2011 787 deliveries begin in late 2010 Regional, business and general aviation OE sales expected to decrease by more than 10% Large commercial, regional business and general aviation aftermarket sales expected to increase 4 - 7%, assuming Available seat miles increase in the range of 1 - 3% Defense and space sales increase by about 15%, including AIS sales Outlook for net income per diluted share of $4.15 - $4.40, including: Pension expense expected to be approximately flat, compared to 2009 pension expense 2009 rate of return on U.S. plan assets was about 11%, 2010 U.S. plan discount rate of 5.9% Full year 2010 effective tax rate of 29 - 30%, compared with 27% expected rate for 2009 Reduces income per diluted share by $0.19, compared to 2009 Net cash provided by operating activities, minus capital expenditures, expected to exceed 85% of net income from continuing operations

2010 Sales Expectations By Market Channel Full Year 2008 Sales Mix Market 2008 Goodrich Growth 2009 Goodrich Growth 2010 Goodrich Expected Growth 9% 16% 25% Boeing OE Del. Airbus OE Del. Total (GR Weight) 7% 3% ~5% 9% Regional/Bus/GA OE (Weighted) 23% (31%) (>10%) 36% Aftermarket (Commercial/ Regional/Bus/GA) 9% (16%) 4 - 7% 25% Defense and Space OE and Aftermarket 11% 10% ~15% Including sales from AIS 5% Other 16% (9%) ~(5 - 7%) 100% Total 10% (5%)* 6 - 7% *2009 sales include unfavorable sales impacts, compared to 2008, of approximately $148 million, or 2 percent of sales, related to foreign currency exchange rate, and lower sales of approximately $125 million related to the formation of the Rolls-Royce engine controls joint venture

Actual 2009 Estimate 2010 B/(W) Sales $6.7B ~$7.1B ~6 - 7% Diluted EPS - Continuing Operations $4.43 $4.15 - $4.40 (0 - 9%) Diluted EPS - Reported $4.70 $4.15 - $4.40 (5 - 11%) Net cash provided by operating activities, minus capital expenditures, as a percent of income from continuing operations 87% >85% N/A Capital Expenditures $169 $250 - $275 ($81 - $106) Effective Tax Rate 27% ~29 - 30% N/A 2010 Outlook Summary ($M)